                                                1808 SWIFT DRIVE
                                                OAK BROOK, ILLINOIS 60523-1501
[CENTERPOINT LOGO]                              PHONE: 630.586.8000
                                                FAX: 630.586.8010
                                                WWW.CENTERPOINT-PROP.COM

         NEWS  RELEASE

         CONTACT AT THE COMPANY:
         ---------------------------------------------------------------------
         John S. Gates, Jr.            Rhonda Mork
         CEO & President               Director of External Affairs
         630-586-8000                  630-586-8101
                                       rmork@centerpoint-prop.com

         FOR  IMMEDIATE  RELEASE
         SEPTEMBER 28, 1999


                       CENTERPOINT REPORTS RESTATEMENT OF
                     1997, 1998 AND 1999 FINANCIAL RESULTS;
                 CUMULATIVE NET INCOME INCREASES BY $2.1 MILLION
          CUMULATIVE FFO INCREASES $0.03 PER SHARE FOR THE SAME PERIODS


OAK BROOK, SEPTEMBER 28, 1999. CenterPoint Properties Trust (NYSE: CNT) announced today that the Company is restating previously audited results for the years 1997 and 1998, as well as the unaudited first two quarters of 1999. The Company's independent accountants, PricewaterhouseCoopers ("PwC"), are in concurrence with these reported changes. The restatement, which concerns gain recognition related to completed property sales, results in a cumulative increase in net income of $2.1 million over previously reported net income. Cumulative Funds From Operations ("FFO") increases $0.7 million, equal to $0.03 per share.

CenterPoint President and CEO, John Gates, emphasized that the restatement will not affect the Company's business or strategy. "This is a technical reporting change. It has no impact whatsoever on the economics of the sales involved and will have no impact on anticipated future selling. CenterPoint is committed to our strategy of recycling capital through sales and the Company's business prospects remain exceptionally strong."

The restatement reflects the recognition of gains, not previously reported, related to certain completed sales structured as tax-deferred exchanges under
Section 1031 of the Internal Revenue Code, where gains were not reported for tax purposes. Secondly, the restatement reflects the retiming of gain recognition from other completed property sales related to the Company's development activity. While the timing of reported gains from these latter transactions has been shifted, the aggregate gain remains unchanged and no cash or tax effect has resulted.

As part of the restatement, $3.5 million in net income originally reported in 1998 will be shifted into the third quarter of 1999. Other than this shift, management expects third quarter 1999 results to be in line with current expectations.

Stated Gates, "In the final analysis, when CenterPoint reports its third quarter results, cumulative retained earnings will be $2.1 million higher than heretofore anticipated."

BACKGROUND

On August 9, 1999, CenterPoint announced that, based on a recommendation by its independent accountants, PricewaterhouseCoopers, it was shifting $1.5 million of net income from the second quarter of 1999 to the third quarter of 1999. Although the shift had no effect on the full year results, the August 9th release specified that the independent accountants would review prior, similar transactions. Based on the results of the review, which is now complete, the Company is restating the affected periods from 1997 to 1999.

Revised quarterly statements follow (6 pages).

CENTERPOINT PROPERTIES TRUST

Statements in this release, which are not historical, may be deemed forward-looking statements under federal securities laws. There can be not assurance that future results will be achieved and actual results could defer materially from forecasts and estimates. Factors that could cause actual results to differ materially are general business and economic conditions, completion of pending acquisitions, competitive market conditions, weather, pricing of debt and equity capital markets and other risks inherent in the real estate business.

CenterPoint is a publicly traded real estate investment trust (REIT). It is the largest industrial property company in the 1.25 billion square foot Chicago regional market, with a current portfolio of approximately 30 million square feet and an additional 605 acres of land upon which 12.2 million square feet could be developed. The Company is focused on providing unsurpassed tenant satisfaction and adding value to its shareholders through customer driven management, investment, development and redevelopment of warehouse/industrial facilities. The first major REIT to focus on the industrial property sector, CenterPoint has a current total market capitalization of approximately $1.3 billion.


                                     ###

                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                           MARCH 31, 1997
                                                            (UNAUDITED)
                                              ------------------------------------------
                                                REPORTED      ADJUSTMENT     RESTATED
                                                --------      ----------     --------
              ASSETS

Assets:
    Investment in real estate:
       Land                                         $80,299            $ -      $80,299
       Buildings                                    289,867              -      289,867
       Building improvements                         45,063              -       45,063
       Furniture, fixtures, and equipment            10,885              -       10,885
       Construction in progress                      18,522          4,557       23,079
                                              ------------------------------------------
                                                    444,636          4,557      449,193

       Less accumulated
          depreciation and amortization              33,328              -       33,328
                                              ------------------------------------------

          Net investment in real estate             411,308          4,557      415,865

    Cash and cash equivalents                         6,585              -        6,585
    Restricted cash and cash equivalents                396              -          396
    Tenant accounts receivable, net                  12,440              -       12,440
    Mortgage notes receivable                        19,809         (4,557)      15,252
    Investment in and advances to affiliate          15,664              -       15,664
    Prepaid expenses and other assets                 3,404             60        3,464
    Deferred expenses, net                            4,262              -        4,262
                                              ------------------------------------------

                                                   $473,868           $ 60     $473,928
                                              ==========================================

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt          $111,917            $ -     $111,917
    Senior unsecured debt                                 -              -            -
    Tax-exempt debt                                       -              -            -
    Line of credit                                    7,500              -        7,500
    Convertible subordinated debentures
       payable                                       12,135              -       12,135
    Preferred dividends payable                           -              -            -
    Accounts payable                                  3,498              -        3,498
    Accrued expenses                                 18,576              -       18,576
    Rents received in advance and
       security deposits                              4,008              -        4,008
                                              ------------------------------------------

                                                    157,634              -      157,634
                                              ------------------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                      -              -            -
    Common stock, $.001 par value                        17              -           17
    Class B common stock, $.001 par value                 2              -            2
    Additional paid-in-capital                      345,982              -      345,982
    Retained earnings(deficit)                      (29,105)            60      (29,045)
    Unearned compensation - restricted stock           (662)             -         (662)
                                              ------------------------------------------

       Total stockholders' equity                   316,234             60      316,294
                                              ------------------------------------------

                                                   $473,868           $ 60     $473,928
                                              ==========================================

                                                        JUNE 30,1997                           SEPTEMBER 30, 1997
                                                        (UNAUDITED)                                (UNAUDITED)
                                            ---------------------------------------------------------------------------
                                              REPORTED   ADJUSTMENT   RESTATED        REPORTED   ADJUSTMENT  RESTATED
                                              --------   ----------   --------        --------   ----------  --------
              ASSETS

Assets:
    Investment in real estate:
       Land                                      $86,407     $ 997      $87,404       $   90,411     $ 997   $ 91,408
       Buildings                                 321,846     3,989      325,835          357,868     3,989    361,857
       Building improvements                      50,029         -       50,029           60,119         -     60,119
       Furniture, fixtures, and equipment         11,284         -       11,284           12,983         -     12,983
       Construction in progress                   19,812         -       19,812           17,332     4,928     22,260
                                            ------------------------------------     ---------------------------------
                                                 489,378     4,986      494,364          538,713     9,914    548,627

       Less accumulated
          depreciation and amortization           36,404         -       36,404           40,406         -     40,406
                                            ------------------------------------     ---------------------------------

          Net investment in real estate          452,974     4,986      457,960          498,307     9,914    508,221

    Cash and cash equivalents                      2,006         -        2,006           13,866         -     13,866
    Restricted cash and cash equivalents             866         -          866           40,279         -     40,279
    Tenant accounts receivable, net               13,153         -       13,153           14,071         -     14,071
    Mortgage notes receivable                     20,225    (4,986)      15,239           19,584    (9,914)     9,670
    Investment in and advances to affiliate       15,120       (36)      15,084           32,957       (36)    32,921
    Prepaid expenses and other assets              3,412        27        3,439            4,647      (281)     4,366
    Deferred expenses, net                         4,481         -        4,481            5,611         -      5,611
                                            ------------------------------------     ---------------------------------

                                                $512,237      $ (9)    $512,228         $629,322    $ (317)  $629,005
                                            ====================================     =================================

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt       $111,892       $ -     $111,892         $166,865       $ -   $166,865
    Senior unsecured debt                              -         -            -                -         -          -
    Tax-exempt debt                               42,550         -       42,550          103,250         -    103,250
    Line of credit                                     -         -            -           11,790         -     11,790
    Convertible subordinated debentures
       payable                                    12,055         -       12,055               83         -         83
    Preferred dividends payable                        -         -            -                -         -          -
    Accounts payable                               5,163         -        5,163           11,315         -     11,315
    Accrued expenses                              21,722       150       21,872           17,171       150     17,321
    Rents received in advance and
       security deposits                           3,483         -        3,483            4,196         -      4,196
                                            ------------------------------------     ---------------------------------

                                                 196,865       150      197,015          314,670       150    314,820
                                            ------------------------------------     ---------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                   -         -            -                -         -          -
    Common stock, $.001 par value                     17         -           17               17         -         17
    Class B common stock, $.001 par value              2         -            2                2         -          2
    Additional paid-in-capital                   345,850         -      345,850          346,377         -    346,377
    Retained earnings(deficit)                   (29,964)     (159)     (30,123)         (31,241)     (467)   (31,708)
    Unearned compensation - restricted stock        (533)        -         (533)            (503)        -       (503)
                                            ------------------------------------     ---------------------------------

       Total stockholders' equity                315,372      (159)     315,213          314,652      (467)   314,185
                                            ------------------------------------     ---------------------------------

                                                $512,237      $ (9)    $512,228         $629,322    $ (317)  $629,005
                                             ====================================     =================================

                                                        DECEMBER 31, 1997
                                          -----------------------------------------
                                              REPORTED     ADJUSTMENT     RESTATED
                                              --------     ----------     --------
              ASSETS

Assets:
    Investment in real estate:
       Land                                    $123,014          $ 997     $124,011
       Buildings                                414,314          3,989      418,303
       Building improvements                     64,372              -       64,372
       Furniture, fixtures, and equipment        13,912              -       13,912
       Construction in progress                  26,034         15,643       41,677
                                           -----------------------------------------
                                                641,646         20,629      662,275

       Less accumulated
          depreciation and amortization          44,352              -       44,352
                                           -----------------------------------------

          Net investment in real estate         597,294         20,629      617,923

    Cash and cash equivalents                     1,652              -        1,652
    Restricted cash and cash equivalents         36,509              -       36,509
    Tenant accounts receivable, net              12,416              -       12,416
    Mortgage notes receivable                    30,297        (20,629)       9,668
    Investment in and advances to affiliate      11,143            (36)      11,107
    Prepaid expenses and other assets             3,303           (184)       3,119
    Deferred expenses, net                        6,661              -        6,661
                                           -----------------------------------------

                                               $699,275         $ (220)    $699,055
                                           =========================================

      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt       $85,755            $ -      $85,755
    Senior unsecured debt                             -              -            -
    Tax-exempt debt                              75,540              -       75,540
    Line of credit                               97,700              -       97,700
    Convertible subordinated debentures
       payable                                   11,740              -       11,740
    Preferred dividends payable                     901              -          901
    Accounts payable                             10,311              -       10,311
    Accrued expenses                             24,443            150       24,593
    Rents received in advance and
       security deposits                          4,759              -        4,759
                                           -----------------------------------------

                                                311,149            150      311,299
                                           -----------------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                  3              -            3
    Common stock, $.001 par value                    17              -           17
    Class B common stock, $.001 par value             2              -            2
    Additional paid-in-capital                  420,743              -      420,743
    Retained earnings(deficit)                  (32,142)          (370)     (32,512)
    Unearned compensation - restricted stoc        (497)             -         (497)
                                           -----------------------------------------

       Total stockholders' equity               388,126           (370)     387,756
                                           -----------------------------------------

                                               $699,275         $ (220)    $699,055
                                           =========================================

                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                              FOR THE THREE MONTHS ENDED           FOR THE THREE MONTHS ENDED
                                                              MARCH 31, 1997 (UNAUDITED)           JUNE 30, 1997 (UNAUDITED)
                                                        -------------------------------------  ------------------------------------
                                                        REPORTED     ADJUSTMENT     RESTATED   REPORTED     ADJUSTMENT    RESTATED
                                                        --------     ----------     --------   --------     ----------    --------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $ 12,771     $        -     $ 12,771   $ 13,540     $       66    $ 13,606
     Straight-line rents                                     654              -          654        633              -         633
     Expense reimbursements                                4,895              -        4,895      4,480              -       4,480
     Mortgage interest income                                655             60          715        524              1         525
                                                        -------------------------------------  ------------------------------------
  Total operating and investment revenue                  18,975             60       19,035     19,177             67      19,244
                                                        -------------------------------------  ------------------------------------

  Other revenue:
     Fee income                                              802              -          802        813           (250)        563
     Equity in net income of affiliate                       (48)             -          (48)       140            (36)        104
                                                        -------------------------------------  ------------------------------------
  Total other revenue                                        754              -          754        953           (286)        667
                                                        -------------------------------------  ------------------------------------

       Total revenue                                      19,729             60       19,789     20,130           (219)     19,911
                                                        -------------------------------------  ------------------------------------

Expenses:
    Real estate taxes                                      4,270              -        4,270      4,097              -       4,097
    Property operating and leasing                         3,023              -        3,023      2,424              -       2,424
    General and administrative                               703              -          703        739              -         739
    Depreciation and amortization                          3,210              -        3,210      3,379              -       3,379
    Interest expense:
          Interest incurred, net                           2,626              -        2,626      2,246              -       2,246
          Amortization of deferred financing costs           192              -          192        203              -         203
                                                        -------------------------------------  ------------------------------------

       Total expenses                                     14,024              -       14,024     13,088              -      13,088
                                                        -------------------------------------  ------------------------------------

Operating income                                           5,705             60        5,765      7,042           (219)      6,823

Other income (expense)
     Gain or (loss) on sale of real estate                     -              -            -          -              -           -
     Other income                                            (34)             -          (34)       101              -         101
                                                        -------------------------------------  ------------------------------------

Income before extraordinary item                           5,671             60        5,731      7,143           (219)      6,924

Extraordinary item, early extinguishment of debt               -              -            -          -              -           -
                                                        -------------------------------------  ------------------------------------

Net income                                                 5,671             60        5,731      7,143           (219)      6,924

Preferred Dividends                                            -              -            -          -              -           -
                                                        -------------------------------------  ------------------------------------

Net income available to common shareholders             $  5,671     $       60     $  5,731   $  7,143     $     (219)    $ 6,924
                                                        =====================================  ====================================

Net income available to common shareholders per share
     Basic                                              $   0.33     $     0.00     $   0.33   $   0.38     $    (0.01)     $ 0.36
     Diluted                                            $   0.32     $     0.00     $   0.33   $   0.37     $    (0.01)     $ 0.36

Funds from operations

     Add back:
           Depreciation and amortization                   3,210              -        3,210      3,379              -       3,379
           Amortization of deferred financing                  -              -            -          -              -           -
                costs on debentures                           13              -           13         12              -          12
           Convertible subordinated debenture interest       266              -          266        248              -         248
                                                        -------------------------------------  ------------------------------------

      Funds from operations                             $  9,160     $       60     $  9,220   $ 10,782     $     (219)   $ 10,563
                                                        -------------------------------------  ------------------------------------

     Funds from operations per share                    $   0.51     $     0.00     $   0.51   $   0.55     $    (0.01)     $ 0.54
                                                        =====================================  ====================================


                                                             FOR THE THREE MONTHS ENDED           FOR THE THREE MONTHS ENDED
                                                           SEPTEMBER 30, 1997 (UNAUDITED)        DECEMBER 31, 1997 (UNAUDITED)
                                                        -----------------------------------   -----------------------------------
                                                        REPORTED    ADJUSTMENT    RESTATED    REPORTED   ADJUSTMENT     RESTATED
                                                        --------    ----------    --------    --------   ----------     --------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $  14,544   $      137     $ 14,681   $  16,663  $      156     $  16,819
     Straight-line rents                                      566            -          566         878           -           878
     Expense reimbursements                                 4,283            -        4,283       4,570           -         4,570
     Mortgage interest income                                 447          (50)         397         520         (59)          461
                                                        ------------------------------------  ------------------------------------
  Total operating and investment revenue                   19,840           87       19,927      22,631          97        22,728
                                                        ------------------------------------  ------------------------------------

  Other revenue:
     Fee income                                               455         (395)          60       1,090           -         1,090
     Equity in net income of affiliate                      1,264            -        1,264         818           -           818
                                                        ------------------------------------  ------------------------------------
  Total other revenue                                       1,719         (395)       1,324       1,908           -         1,908
                                                        ------------------------------------  ------------------------------------

       Total revenue                                       21,559         (308)      21,251      24,539          97        24,636
                                                        ------------------------------------  ------------------------------------

Expenses:
    Real estate taxes                                       4,187            -        4,187       4,537           -         4,537
    Property operating and leasing                          2,847            -        2,847       3,798           -         3,798
    General and administrative                                783            -          783         880           -           880
    Depreciation and amortization                           4,179            -        4,179       4,511           -         4,511
    Interest expense:
          Interest incurred, net                            2,687            -        2,687       2,512           -         2,512
          Amortization of deferred financing costs            193            -          193         211           -           211
                                                        ------------------------------------  ------------------------------------

       Total expenses                                      14,876            -       14,876      16,449           -        16,449
                                                        ------------------------------------  ------------------------------------

Operating income                                            6,683         (308)       6,375       8,090          97         8,187

Other income (expense)
     Gain or (loss) on sale of real estate                      -            -            -           -           -             -
     Other income                                              59            -           59         (17)          -           (17)
                                                        ------------------------------------  ------------------------------------

Income before extraordinary item                            6,742         (308)       6,434       8,073          97         8,170

Extraordinary item, early extinguishment of debt                -            -            -           -           -             -
                                                        ------------------------------------  ------------------------------------

Net income                                                  6,742         (308)       6,434       8,073          97         8,170

Preferred Dividends                                             -            -            -        (901)          -          (901)
                                                        ------------------------------------  ------------------------------------

Net income available to common shareholders             $   6,742   $     (308)     $ 6,434   $   7,172  $       97       $ 7,269
                                                        ====================================  ====================================

Net income available to common shareholders per share
     Basic                                              $    0.35   $    (0.02)      $ 0.34   $    0.38  $     0.01        $ 0.38
     Diluted                                            $    0.35   $    (0.02)      $ 0.33   $    0.37  $     0.01        $ 0.38

Funds from operations

     Add back:
           Depreciation and amortization                    4,179            -        4,179       4,511           -         4,511
           Amortization of deferred financing                   -            -            -           -           -             -
                costs on debentures                            12            -           12          12           -            12
           Convertible subordinated debenture interest        243            -          243         242           -           242
                                                        ------------------------------------  ------------------------------------

      Funds from operations                             $  11,176   $     (308)    $ 10,868   $  11,937  $       97      $ 12,034
                                                        ------------------------------------  ------------------------------------

     Funds from operations per share                    $    0.57   $    (0.02)      $ 0.55   $    0.60  $     0.00        $ 0.61
                                                        ====================================  ====================================



                                                                FOR THE YEAR ENDED
                                                                 DECEMBER 31, 1997
                                                        ------------------------------------
                                                        REPORTED     ADJUSTMENT    RESTATED
                                                        --------     ----------    --------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $ 57,519     $      359    $ 57,878
     Straight-line rents                                   2,732              -       2,732
     Expense reimbursements                               18,228              -      18,228
     Mortgage interest income                              2,146            (48)      2,098
                                                        -------------------------------------
  Total operating and investment revenue                  80,625            311      80,936
                                                        -------------------------------------

  Other revenue:
     Fee income                                            3,159           (645)      2,514
     Equity in net income of affiliate                     2,174            (36)      2,138
                                                        -------------------------------------
  Total other revenue                                      5,333           (681)      4,652
                                                        -------------------------------------

       Total revenue                                      85,958           (370)     85,588
                                                        -------------------------------------

Expenses:
    Real estate taxes                                     17,091              -      17,091
    Property operating and leasing                        12,091              -      12,091
    General and administrative                             3,105              -       3,105
    Depreciation and amortization                         15,278              -      15,278
    Interest expense:
          Interest incurred, net                          10,071              -      10,071
          Amortization of deferred financing costs           800              -         800
                                                        -------------------------------------

       Total expenses                                     58,436              -      58,436
                                                        -------------------------------------

Operating income                                          27,522           (370)     27,152

Other income (expense)
     Gain or (loss) on sale of real estate                     -              -           -
     Other income                                            108              -         108
                                                        -------------------------------------

Income before extraordinary item                          27,630           (370)     27,260

Extraordinary item, early extinguishment of debt               -              -           -
                                                        -------------------------------------

Net income                                                27,630           (370)     27,260

Preferred Dividends                                         (901)             -        (901)
                                                        -------------------------------------

Net income available to common shareholders             $ 26,729         $ (370)    $26,359
                                                        =====================================

Net income available to common shareholders per share
     Basic                                              $   1.43        $ (0.02)     $ 1.41
     Diluted                                            $   1.41        $ (0.02)     $ 1.39

Funds from operations

     Add back:
           Depreciation and amortization                  15,278              -      15,278
           Amortization of deferred financing                  -              -           -
                costs on debentures                           48              -          48
           Convertible subordinated debenture interest       999              -         999
                                                        -------------------------------------

      Funds from operations                             $ 43,054         $ (370)    $42,684
                                                        -------------------------------------

     Funds from operations per share                    $   2.23        $ (0.02)     $ 2.21
                                                        =====================================


                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                                MARCH 31, 1998                     JUNE 30, 1998
                                                                 (UNAUDITED)                        (UNAUDITED)
                                                       ---------------------------------    ---------------------------------
                                                       REPORTED   ADJUSTMENT   RESTATED     REPORTED   ADJUSTMENT   RESTATED
                                                       --------   ----------   ---------    --------   ----------   ---------
                       ASSETS

Assets:
    Investment in real estate:
       Land                                            $120,764       $ 278     $121,042    $126,280      $ 4,007   $130,287
       Buildings                                        412,495       1,113      413,608     435,096       16,029    451,125
       Building improvements                             66,507           -       66,507      70,542            -     70,542
       Furniture, fixtures, and equipment                14,854           -       14,854      16,561            -     16,561
       Construction in progress                          18,849      17,720       36,569      20,453            -     20,453
                                                       ----------------------------------   ---------------------------------
                                                        633,469      19,111      652,580     668,932       20,036    688,968

       Less accumulated depreciation and amortization    46,837           -       46,837      51,704            -     51,704
                                                       ----------------------------------   ---------------------------------

          Net investment in real estate                 586,632      19,111      605,743     617,228       20,036    637,264

    Cash and cash equivalents                               637           -          637       2,039            -      2,039
    Restricted cash and cash equivalents                 57,765           -       57,765      33,828            -     33,828
    Tenant accounts receivable, net                      15,027           -       15,027      17,492            -     17,492
    Mortgage notes receivable                            27,887     (17,720)      10,167      28,802      (18,634)    10,168
    Investment in and advances to affiliate              11,513        (266)      11,247      17,885       (1,314)    16,571
    Prepaid expenses and other assets                     4,789        (635)       4,154       7,883         (989)     6,894
    Deferred expenses, net                                6,878           -        6,878       8,000            -      8,000
                                                       ----------------------------------   ---------------------------------

                                                       $711,128       $ 490     $711,618    $733,157       $ (901)  $732,256
                                                       ==================================   =================================

            LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt               $85,755         $ -      $85,755    $185,755          $ -   $185,755
    Senior unsecured debt                                     -           -            -           -            -          -
    Tax-exempt debt                                      75,540           -       75,540      75,540            -     75,540
    Line of credit                                      103,500           -      103,500      12,500            -     12,500
    Convertible subordinated debentures payable          11,163           -       11,163       9,613            -      9,613
    Preferred dividends payable                           1,060           -        1,060       1,060            -      1,060
    Accounts payable                                      5,501           -        5,501       3,714            -      3,714
    Accrued expenses                                     23,407           -       23,407      28,219            -     28,219
    Rents received in advance and security deposits       5,904           -        5,904       4,535            -      4,535
                                                       ----------------------------------   ---------------------------------

                                                        311,830           -      311,830     320,936            -    320,936
                                                       ----------------------------------   ---------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                          3           -            3           3            -          3
    Common stock, $.001 par value                            17           -           17          18            -         18
    Class B common stock, $.001 par value                     2           -            2           2            -          2
    Additional paid-in-capital                          433,171           -      433,171     447,352            -    447,352
    Retained earnings(deficit)                          (33,447)        490      (32,957)    (34,761)        (901)   (35,662)
    Unearned compensation - restricted stock               (448)          -         (448)       (393)           -       (393)
                                                       ----------------------------------   ---------------------------------

       Total stockholders' equity                       399,298         490      399,788     412,221         (901)   411,320
                                                       ----------------------------------   ---------------------------------

                                                       $711,128       $ 490     $711,618    $733,157       $ (901)  $732,256
                                                       ==================================   =================================



                                                              SEPTEMBER 30, 1998
                                                                 (UNAUDITED)                           DECEMBER 31, 1998
                                                       ---------------------------------    ---------------------------------
                                                       REPORTED   ADJUSTMENT   RESTATED     REPORTED   ADJUSTMENT   RESTATED
                                                       --------   ----------   ---------    --------   ----------   ---------
                       ASSETS

Assets:
    Investment in real estate:
       Land                                            $138,298      $ 4,028   $142,326     $128,045      $ 4,225   $132,270
       Buildings                                        488,704       16,111    504,815      487,996       16,899    504,895
       Building improvements                             80,082            -     80,082       94,474            -     94,474
       Furniture, fixtures, and equipment                17,564            -     17,564       18,817            -     18,817
       Construction in progress                          13,472            -     13,472       18,401            -     18,401
                                                       ---------------------------------    ---------------------------------
                                                        738,120       20,139    758,259      747,733       21,124    768,857

       Less accumulated depreciation and amortization    56,728            -     56,728       62,257            -     62,257
                                                       ---------------------------------    ---------------------------------

          Net investment in real estate                 681,392       20,139    701,531      685,476       21,124    706,600

    Cash and cash equivalents                             4,696            -      4,696          475            -        475
    Restricted cash and cash equivalents                 31,545            -     31,545       33,056            -     33,056
    Tenant accounts receivable, net                      19,062            -     19,062       18,067            -     18,067
    Mortgage notes receivable                            19,655      (18,737)       918       20,353      (19,452)       901
    Investment in and advances to affiliate              21,534       (2,702)    18,832       48,564       (4,768)    43,796
    Prepaid expenses and other assets                     6,025       (1,063)     4,962        5,264       (1,234)     4,030
    Deferred expenses, net                                8,607            -      8,607       10,681            -     10,681
                                                       ---------------------------------    ---------------------------------

                                                       $792,516     $ (2,363)  $790,153     $821,936     $ (4,330)  $817,606
                                                       =================================    =================================

            LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt              $106,225          $ -   $106,225     $103,520          $ -    103,520
    Senior unsecured debt                               100,000            -    100,000      100,000            -    100,000
    Tax-exempt debt                                      75,540            -     75,540       75,540            -     75,540
    Line of credit                                       44,000            -     44,000       77,600            -     77,600
    Convertible subordinated debentures payable           8,583            -      8,583        8,058            -      8,058
    Preferred dividends payable                           1,060            -      1,060        1,060            -      1,060
    Accounts payable                                      4,633            -      4,633        7,986            -      7,986
    Accrued expenses                                     34,420            -     34,420       30,810          250     31,060
    Rents received in advance and security deposits       5,372            -      5,372        5,323            -      5,323
                                                       ---------------------------------    ---------------------------------

                                                        379,833            -    379,833      409,897          250    410,147
                                                       ---------------------------------    ---------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                          3            -          3            3            -          3
    Common stock, $.001 par value                            18            -         18           19            -         19
    Class B common stock, $.001 par value                     2            -          2            1            -          1
    Additional paid-in-capital                          448,606            -    448,606      449,229            -    449,229
    Retained earnings(deficit)                          (35,602)      (2,363)   (37,965)     (36,917)      (4,580)   (41,497)
    Unearned compensation - restricted stock               (344)           -       (344)        (296)           -       (296)
                                                       ---------------------------------    ---------------------------------

       Total stockholders' equity                       412,683       (2,363)   410,320      412,039       (4,580)   407,459
                                                       ---------------------------------    ---------------------------------

                                                       $792,516     $ (2,363)  $790,153     $821,936     $ (4,330)  $817,606
                                                       =================================    =================================


                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                          FOR THE THREE MONTHS ENDED          FOR THE THREE MONTHS ENDED
                                                          MARCH 31, 1998 (UNAUDITED)          JUNE 30, 1998 (UNAUDITED)
                                                        --------------------------------   ---------------------------------
                                                        REPORTED  ADJUSTMENT   RESTATED    REPORTED   ADJUSTMENT   RESTATED
                                                        --------  ----------   ---------   --------   ----------   ---------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $ 17,747      $   56   $ 17,803    $ 18,050        $ 530   $ 18,580
     Straight-line rents                                   1,364           -      1,364       1,157            -      1,157
     Expense reimbursements                                5,458           -      5,458       6,115            -      6,115
     Mortgage interest income                                656        (101)       555         679         (434)       245
                                                        --------------------------------   ---------------------------------
  Total operating and investment revenue                  25,225         (45)    25,180      26,001           96     26,097
                                                        --------------------------------   ---------------------------------

  Other revenue:
     Fee income                                            1,967        (256)     1,711       1,707       (1,110)       597
     Equity in net income of affiliate                       125        (230)      (105)        275         (388)      (113)
                                                        --------------------------------   ---------------------------------
  Total other revenue                                      2,092        (486)     1,606       1,982       (1,498)       484
                                                        --------------------------------   ---------------------------------

       Total revenue                                      27,317        (531)    26,786      27,983       (1,402)    26,581
                                                        --------------------------------   ---------------------------------

Expenses:
    Real estate taxes                                      5,948           -      5,948       6,001            -      6,001
    Property operating and leasing                         3,542           -      3,542       3,210            -      3,210
    General and administrative                               990           -        990       1,001            -      1,001
    Depreciation and amortization                          4,696           -      4,696       5,186            -      5,186
    Interest expense:
          Interest incurred, net                           2,928           -      2,928       3,056            -      3,056
          Amortization of deferred financing costs           486           -        486         439            -        439
                                                        --------------------------------   ---------------------------------

       Total expenses                                     18,590           -     18,590      18,893            -     18,893
                                                        --------------------------------   ---------------------------------

Operating income                                           8,727        (531)     8,196       9,090       (1,402)     7,688

Other income (expense)
     Gain or (loss) on sale of real estate                     -       1,391      1,391           -           11         11
     Other income                                            (16)          -        (16)        (21)           -        (21)
                                                        --------------------------------   ---------------------------------

Income before extraordinary item                           8,711         860      9,571       9,069       (1,391)     7,678

Extraordinary item, early extinguishment of debt               -           -          -           -            -          -
                                                        --------------------------------   ---------------------------------

Net income                                                 8,711         860      9,571       9,069       (1,391)     7,678

Preferred Dividends                                       (1,590)          -     (1,590)     (1,590)           -     (1,590)
                                                        --------------------------------   ---------------------------------

Net income available to common shareholders              $ 7,121     $   860    $ 7,981     $ 7,479     $ (1,391)   $ 6,088
                                                        ================================   =================================

Net income available to common shareholders per share
     Basic                                                $ 0.37     $  0.04     $ 0.42      $ 0.37      $ (0.07)    $ 0.30
     Diluted                                              $ 0.37     $  0.04     $ 0.41      $ 0.37      $ (0.07)    $ 0.30

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                   4,696           -      4,696       5,186            -      5,186
           Amortization of deferred financing
                costs on debentures                           11           -         11          10            -         10
           Convertible subordinated debenture interest       233           -        233         205            -        205
           Depreciation on sold properties                     -      (1,064)    (1,064)          -            -          -
                                                        --------------------------------   ---------------------------------

      Funds from operations                             $ 12,061     $  (204)  $ 11,857    $ 12,880     $ (1,391)  $ 11,489
                                                        --------------------------------   ---------------------------------

     Funds from operations per share                      $ 0.61     $ (0.01)    $ 0.60    $   0.63      $ (0.07)    $ 0.56
                                                        ================================   =================================



                                                           FOR THE THREE MONTHS ENDED        FOR THE THREE MONTHS ENDED
                                                         SEPTEMBER 30, 1998 (UNAUDITED)     DECEMBER 31, 1998 (UNAUDITED)
                                                        --------------------------------  --------------------------------
                                                        REPORTED  ADJUSTMENT   RESTATED   REPORTED   ADJUSTMENT  RESTATED
                                                        --------  ----------   ---------  --------   ----------  ---------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $ 19,479      $ 530    $ 20,009   $20,487       $ 530    $ 21,017
     Straight-line rents                                     742          -         742       767           -         767
     Expense reimbursements                                5,737          -       5,737     4,614           -       4,614
     Mortgage interest income                                600       (466)        134       637        (511)        126
                                                        --------------------------------  --------------------------------
  Total operating and investment revenue                  26,558         64      26,622    26,505          19      26,524
                                                        --------------------------------  --------------------------------

  Other revenue:
     Fee income                                            1,962     (1,118)        844     2,946      (2,440)        506
     Equity in net income of affiliate                        46       (408)       (362)     (210)        (66)       (276)
                                                        --------------------------------  --------------------------------
  Total other revenue                                      2,008     (1,526)        482     2,736      (2,506)        230
                                                        --------------------------------  --------------------------------

       Total revenue                                      28,566     (1,462)     27,104    29,241      (2,487)     26,754
                                                        --------------------------------  --------------------------------

Expenses:
    Real estate taxes                                      5,786          -       5,786     4,484           -       4,484
    Property operating and leasing                         2,674          -       2,674     4,056           -       4,056
    General and administrative                               969          -         969     1,080           -       1,080
    Depreciation and amortization                          5,392          -       5,392     6,145           -       6,145
    Interest expense:
          Interest incurred, net                           3,759          -       3,759     3,917           -       3,917
          Amortization of deferred financing costs           409          -         409       482           -         482
                                                        --------------------------------  --------------------------------

       Total expenses                                     18,989          -      18,989    20,164           -      20,164
                                                        --------------------------------  --------------------------------

Operating income                                           9,577     (1,462)      8,115     9,077      (2,487)      6,590

Other income (expense)
     Gain or (loss) on sale of real estate                     -          -           -         -         270         270
     Other income                                             (7)         -          (7)       30           -          30
                                                        --------------------------------  --------------------------------

Income before extraordinary item                           9,570     (1,462)      8,108     9,107      (2,217)      6,890

Extraordinary item, early extinguishment of debt               -          -           -         -           -           -
                                                        --------------------------------  --------------------------------

Net income                                                 9,570     (1,462)      8,108     9,107      (2,217)      6,890

Preferred Dividends                                       (1,590)         -      (1,590)   (1,590)          -      (1,590)
                                                        --------------------------------  --------------------------------

Net income available to common shareholders              $ 7,980   $ (1,462)    $ 6,518   $ 7,517    $ (2,217)    $ 5,300
                                                        ================================  ================================

Net income available to common shareholders per share
     Basic                                                $ 0.40    $ (0.07)     $ 0.32   $  0.37     $ (0.11)    $  0.26
     Diluted                                              $ 0.39    $ (0.07)     $ 0.32   $  0.37     $ (0.11)    $  0.26

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                   5,392          -       5,392     6,145           -       6,145
           Amortization of deferred financing
                costs on debentures                            9          -           9         8           -           8
           Convertible subordinated debenture interest       180          -         180       166           -         166
           Depreciation on sold properties                     -       (286)       (286)        -           -           -
                                                        --------------------------------  --------------------------------

      Funds from operations                             $ 13,561   $ (1,748)   $ 11,813   $13,836    $ (2,217)   $ 11,619
                                                        --------------------------------  --------------------------------

     Funds from operations per share                      $ 0.66   $  (0.08)     $ 0.57   $  0.67     $ (0.11)   $   0.56
                                                        ================================  ================================



                                                                FOR THE YEAR ENDED
                                                                 DECEMBER 31, 1998
                                                        ----------------------------------
                                                        REPORTED    ADJUSTMENT   RESTATED
                                                        --------    ----------   ---------
Revenue:
  Operating and investment revenue:
     Minimum rents                                      $75,763       $ 1,646    $ 77,409
     Straight-line rents                                  4,030             -       4,030
     Expense reimbursements                              21,924             -      21,924
     Mortgage interest income                             2,573        (1,512)      1,061
                                                        ----------------------------------
  Total operating and investment revenue                104,290           134     104,424
                                                        ----------------------------------

  Other revenue:
     Fee income                                           8,581        (4,924)      3,657
     Equity in net income of affiliate                      237        (1,092)       (855)
                                                        ----------------------------------
  Total other revenue                                     8,818        (6,016)      2,802
                                                        ----------------------------------

       Total revenue                                    113,108        (5,882)    107,226
                                                        ----------------------------------

Expenses:
    Real estate taxes                                    22,218             -      22,218
    Property operating and leasing                       13,482             -      13,482
    General and administrative                            4,041             -       4,041
    Depreciation and amortization                        21,418             -      21,418
    Interest expense:
          Interest incurred, net                         13,659             -      13,659
          Amortization of deferred financing costs        1,817             -       1,817
                                                        ----------------------------------

       Total expenses                                    76,635             -      76,635
                                                        ----------------------------------

Operating income                                         36,473        (5,882)     30,591

Other income (expense)
     Gain or (loss) on sale of real estate                    -         1,672       1,672
     Other income                                           (15)            -         (15)
                                                        ----------------------------------

Income before extraordinary item                         36,458        (4,210)     32,248

Extraordinary item, early extinguishment of debt              -             -           -
                                                        ----------------------------------

Net income                                               36,458        (4,210)     32,248

Preferred Dividends                                      (6,360)            -      (6,360)
                                                        ----------------------------------

Net income available to common shareholders             $30,098      $ (4,210)    $25,888
                                                        ==================================

Net income available to common shareholders per share
     Basic                                                $1.51       $ (0.21)     $ 1.30
     Diluted                                              $1.50       $ (0.21)     $ 1.29

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                 21,418             -      21,418
           Amortization of deferred financing
                costs on debentures                          38             -          38
           Convertible subordinated debenture interest      783             -         783
           Depreciation on sold properties                    -        (1,350)     (1,350)
                                                        ----------------------------------

      Funds from operations                              52,337      $ (5,560)     46,777
                                                        ----------------------------------

     Funds from operations per share                      $2.57       $ (0.27)     $ 2.29
                                                        ==================================


                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                                             MARCH 31, 1999
                                                                               (UNAUDITED)
                                                                ---------------------------------------------
                                                                  REPORTED     ADJUSTMENT     RESTATED
                                                                  --------     ----------     --------
                            ASSETS

Assets:
    Investment in real estate:
       Land                                                         $131,996        $ 4,315      $136,311
       Buildings                                                     505,173         17,257       522,430
       Building improvements                                          99,852              -        99,852
       Furniture, fixtures, and equipment                             18,855              -        18,855
       Construction in progress                                       27,432              -        27,432
                                                                ------------------------------------------
                                                                     783,308         21,572       804,880

       Less accumulated depreciation and amortization                 67,821              -        67,821
                                                                ------------------------------------------

          Net investment in real estate                              715,487         21,572       737,059

    Cash and cash equivalents                                         45,577              -        45,577
    Restricted cash and cash equivalents                              29,324              -        29,324
    Tenant accounts receivable, net                                   19,884              -        19,884
    Mortgage notes receivable                                         20,348        (19,452)          896
    Investment in and advances to affiliate                           46,927         (3,454)       43,473
    Prepaid expenses and other assets                                  6,902           (436)        6,466
    Deferred expenses, net                                            12,434              -        12,434
                                                                ------------------------------------------

                                                                    $896,883       $ (1,770)     $895,113
                                                                ==========================================

             LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt                           $103,256            $ -      $103,256
    Senior unsecured debt                                            200,000              -       200,000
    Tax-exempt debt                                                   75,540              -        75,540
    Line of credit                                                    52,900              -        52,900
    Convertible subordinated debentures payable                        7,878              -         7,878
    Preferred dividends payable                                        1,060              -         1,060
    Accounts payable                                                   6,705              -         6,705
    Accrued expenses                                                  32,694              -        32,694
    Rents received in advance and security deposits                    6,241              -         6,241
                                                                ------------------------------------------

                                                                     486,274              -       486,274
                                                                ------------------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                                       3              -             3
    Common stock, $.001 par value                                         20              -            20
    Class B common stock, $.001 par value                                  -              -             -
    Additional paid-in-capital                                       449,612              -       449,612
    Retained earnings(deficit)                                       (38,742)        (1,770)      (40,512)
    Unearned compensation - restricted stock                            (284)             -          (284)
                                                                ------------------------------------------

       Total stockholders' equity                                    410,609         (1,770)      408,839
                                                                ------------------------------------------

                                                                    $896,883       $ (1,770)     $895,113
                                                                ==========================================

                                                                          JUNE 30,1999
                                                                           (UNAUDITED)
                                                            ---------------------------------------------
                                                                 REPORTED     ADJUSTMENT     RESTATED
                                                                 --------     ----------     --------
                            ASSETS

Assets:
    Investment in real estate:
       Land                                                        $152,880          $ 425      $153,305
       Buildings                                                    585,638          1,695       587,333
       Building improvements                                        107,353              -       107,353
       Furniture, fixtures, and equipment                            19,713              -        19,713
       Construction in progress                                      22,282              -        22,282
                                                               ------------------------------------------
                                                                    887,866          2,120       889,986

       Less accumulated depreciation and amortization                74,533              -        74,533
                                                               ------------------------------------------

          Net investment in real estate                             813,333          2,120       815,453

    Cash and cash equivalents                                         2,659              -         2,659
    Restricted cash and cash equivalents                             28,200              -        28,200
    Tenant accounts receivable, net                                  21,733              -        21,733
    Mortgage notes receivable                                           890              -           890
    Investment in and advances to affiliate                          90,364         (3,454)       86,910
    Prepaid expenses and other assets                                 6,893              -         6,893
    Deferred expenses, net                                           14,193              -        14,193
                                                               ------------------------------------------

                                                                   $978,265       $ (1,334)     $976,931
                                                               ==========================================

             LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt                           $92,899            $ -       $92,899
    Senior unsecured debt                                           200,000              -       200,000
    Tax-exempt debt                                                  55,000              -        55,000
    Line of credit                                                  111,600              -       111,600
    Convertible subordinated debentures payable                       7,551              -         7,551
    Preferred dividends payable                                       1,132              -         1,132
    Accounts payable                                                 10,507              -        10,507
    Accrued expenses                                                 38,898              -        38,898
    Rents received in advance and security deposits                   5,572              -         5,572
                                                               ------------------------------------------

                                                                    523,159              -       523,159
                                                               ------------------------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                                      3              -             3
    Common stock, $.001 par value                                         1              -             1
    Class B common stock, $.001 par value                                20              -            20
    Additional paid-in-capital                                      498,371              -       498,371
    Retained earnings(deficit)                                      (43,017)        (1,334)      (44,351)
    Unearned compensation - restricted stock                           (272)             -          (272)
                                                               ------------------------------------------

       Total stockholders' equity                                   455,106         (1,334)      453,772
                                                               ------------------------------------------

                                                                   $978,265       $ (1,334)     $976,931
                                                               ==========================================

                                                                      SEPTEMBER 30, 1999
                                                                         (UNAUDITED)
                                                                      ------------------
                                                                             ADJUSTMENT
                                                                             ----------
                            ASSETS

Assets:
    Investment in real estate:
       Land                                                                       $ 425
       Buildings                                                                  1,695
       Building improvements                                                          -
       Furniture, fixtures, and equipment                                             -
       Construction in progress                                                       -
                                                              --------------------------
                                                                                  2,120

       Less accumulated depreciation and amortization                                 -
                                                              --------------------------

          Net investment in real estate                                           2,120

    Cash and cash equivalents                                                         -
    Restricted cash and cash equivalents                                              -
    Tenant accounts receivable, net                                                   -
    Mortgage notes receivable                                                         -
    Investment in and advances to affiliate                                           -
    Prepaid expenses and other assets                                                 -
    Deferred expenses, net                                                            -
                                                              --------------------------

                                                                                $ 2,120
                                                              ==========================

             LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
    Mortgage notes payable and other debt                                           $ -
    Senior unsecured debt                                                             -
    Tax-exempt debt                                                                   -
    Line of credit                                                                    -
    Convertible subordinated debentures payable                                       -
    Preferred dividends payable                                                       -
    Accounts payable                                                                  -
    Accrued expenses                                                                  -
    Rents received in advance and security deposits                                   -
                                                              --------------------------

                                                                                      -
                                                              --------------------------

Stockholders' equity:

    Perferred Stock, $.001 par value                                                  -
    Common stock, $.001 par value                                                     -
    Class B common stock, $.001 par value                                             -
    Additional paid-in-capital                                                        -
    Retained earnings(deficit)                                                    2,120
    Unearned compensation - restricted stock                                          -
                                                              --------------------------

       Total stockholders' equity                                                 2,120
                                                              --------------------------

                                                                                $ 2,120
                                                              ==========================



                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR SHARE INFORMATION)

                                                                        FOR THE THREE MONTHS ENDED
                                                                        MARCH 31, 1999 (UNAUDITED)
                                                                  ---------------------------------------
                                                                   REPORTED     ADJUSTMENT    RESTATED
                                                                   --------     ----------    --------
Revenue:
  Operating and investment revenue:
     Minimum rents                                                   $ 20,813          $ 530    $ 21,343
     Straight-line rents                                                  844              -         844
     Expense reimbursements                                             6,568              -       6,568
     Mortgage interest income                                             554           (510)         44
                                                                  ---------------------------------------
  Total operating and investment revenue                               28,779             20      28,799
                                                                  ---------------------------------------

  Other revenue:
     Fee income                                                         2,701          1,688       4,389
     Equity in net income of affiliate                                   (246)           654         408
                                                                  ---------------------------------------
  Total other revenue                                                   2,455          2,342       4,797
                                                                  ---------------------------------------

       Total revenue                                                   31,234          2,362      33,596
                                                                  ---------------------------------------

Expenses:
    Real estate taxes                                                   6,565              -       6,565
    Property operating and leasing                                      3,581              -       3,581
    General and administrative                                            905              -         905
    Depreciation and amortization                                       5,997              -       5,997
    Interest expense:
          Interest incurred, net                                        4,359              -       4,359
          Amortization of deferred financing costs                        458              -         458
                                                                  ---------------------------------------

       Total expenses                                                  21,865              -      21,865
                                                                  ---------------------------------------

Operating income                                                        9,369          2,362      11,731

Other income (expense)
     Gain or (loss) on sale of real estate                                  -            448         448
     Other income                                                         (20)             -         (20)
                                                                  ---------------------------------------

Income before extraordinary item                                        9,349          2,810      12,159

Extraordinary item, early extinguishment of debt                            -              -           -
                                                                  ---------------------------------------

Net income                                                              9,349          2,810      12,159

Preferred Dividends                                                    (1,590)             -      (1,590)
                                                                  ---------------------------------------

Net income available to common shareholders                           $ 7,759        $ 2,810    $ 10,569
                                                                  =======================================

Net income available to common shareholders per share
   before extraordinary item
     Basic                                                             $ 0.49         $ 0.15      $ 0.63
     Diluted                                                           $ 0.48         $ 0.14      $ 0.62

Net income available to common shareholders per share
     Basic                                                             $ 0.40         $ 0.15      $ 0.55
     Diluted                                                           $ 0.40         $ 0.14      $ 0.54

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                                5,997              -       5,997
           Amortization of deferred financing
                costs on debentures                                         8              -           8
           Convertible subordinated debenture interest                    161              -         161
           Depreciation from unconsolidated
                subsidiary, net of tax                                      -              -           -
           Extraordinary item, early extinquishment of debt                 -              -           -
           Convertible preferred dividend                                   -              -           -
           Depreciation on sold properties                                  -            (99)        (99)
                                                                  ---------------------------------------

      Funds from operations                                          $ 13,925        $ 2,711    $ 16,636
                                                                  ---------------------------------------

     Funds from operations per share                                   $ 0.68         $ 0.13      $ 0.81
                                                                  =======================================

                                                                    FOR THE THREE MONTHS ENDED
                                                                     JUNE 30, 1999 (UNAUDITED)
                                                              ----------------------------------------
                                                                REPORTED     ADJUSTMENT     RESTATED
                                                                --------     ----------     --------
Revenue:
  Operating and investment revenue:
     Minimum rents                                              $ 21,598            $ -     $ 21,598
     Straight-line rents                                           1,420              -        1,420
     Expense reimbursements                                        6,229              -        6,229
     Mortgage interest income                                        364              -          364
                                                             ----------------------------------------
  Total operating and investment revenue                          29,611              -       29,611
                                                             ----------------------------------------

  Other revenue:
     Fee income                                                    1,542            436        1,978
     Equity in net income of affiliate                               465              -          465
                                                             ----------------------------------------
  Total other revenue                                              2,007            436        2,443
                                                             ----------------------------------------

       Total revenue                                              31,618            436       32,054
                                                             ----------------------------------------

Expenses:
    Real estate taxes                                              7,127              -        7,127
    Property operating and leasing                                 3,282              -        3,282
    General and administrative                                       940              -          940
    Depreciation and amortization                                  7,223              -        7,223
    Interest expense:
          Interest incurred, net                                   5,018              -        5,018
          Amortization of deferred financing costs                   505              -          505
                                                             ----------------------------------------

       Total expenses                                             24,095              -       24,095
                                                             ----------------------------------------

Operating income                                                   7,523            436        7,959

Other income (expense)
     Gain or (loss) on sale of real estate                             -              -            -
     Other income                                                     (7)             -           (7)
                                                             ----------------------------------------

Income before extraordinary item                                   7,516            436        7,952

Extraordinary item, early extinguishment of debt                    (582)             -         (582)
                                                             ----------------------------------------

Net income                                                         6,934            436        7,370

Preferred Dividends                                               (1,662)             -       (1,662)
                                                             ----------------------------------------

Net income available to common shareholders                      $ 5,272          $ 436      $ 5,708
                                                             ========================================

Net income available to common shareholders per share
   before extraordinary item
     Basic                                                        $ 0.38         $ 0.02       $ 0.40
     Diluted                                                      $ 0.37         $ 0.02       $ 0.39

Net income available to common shareholders per share
     Basic                                                        $ 0.26         $ 0.02       $ 0.29
     Diluted                                                      $ 0.26         $ 0.02       $ 0.28

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                           7,223              -        7,223
           Amortization of deferred financing
                costs on debentures                                    6              -            6
           Convertible subordinated debenture interest               184              -          184
           Depreciation from unconsolidated
                subsidiary, net of tax                               135              -          135
           Extraordinary item, early extinquishment of debt          582              -          582
           Convertible preferred dividend                             72              -           72
           Depreciation on sold properties                             -              -            -
                                                             ----------------------------------------

      Funds from operations                                     $ 13,474          $ 436     $ 13,910
                                                             ----------------------------------------

     Funds from operations per share                              $ 0.65         $ 0.02       $ 0.67
                                                             ========================================

                                                            FOR THE THREE MONTHS ENDED
                                                          SEPTEMBER 30, 1999 (UNAUDITED)
                                                           ----------------------------
                                                                     ADJUSTMENT
                                                                     ----------

Revenue:
  Operating and investment revenue:
     Minimum rents                                                                 $ -
     Straight-line rents                                                             -
     Expense reimbursements                                                          -
     Mortgage interest income                                                        -
                                                           ----------------------------
  Total operating and investment revenue                                             -
                                                           ----------------------------

  Other revenue:
     Fee income                                                                  2,980
     Equity in net income of affiliate                                             474
                                                           ----------------------------
  Total other revenue                                                            3,454
                                                           ----------------------------

       Total revenue                                                             3,454
                                                           ----------------------------

Expenses:
    Real estate taxes                                                                -
    Property operating and leasing                                                   -
    General and administrative                                                       -
    Depreciation and amortization
    Interest expense:
          Interest incurred, net                                                     -
          Amortization of deferred financing costs                                   -
                                                           ----------------------------

       Total expenses                                                                -
                                                           ----------------------------

Operating income                                                                 3,454

Other income (expense)
     Gain or (loss) on sale of real estate                                           -
     Other income                                                                    -
                                                           ----------------------------

Income before extraordinary item                                                 3,454

Extraordinary item, early extinguishment of debt                                     -
                                                           ----------------------------

Net income                                                                       3,454

Preferred Dividends                                                                  -
                                                           ----------------------------

Net income available to common shareholders                                    $ 3,454
                                                           ============================

Net income available to common shareholders per share
   before extraordinary item
     Basic
     Diluted

Net income available to common shareholders per share
     Basic
     Diluted

FUNDS FROM OPERATIONS

     Add back:
           Depreciation and amortization                                             -
           Amortization of deferred financing
                costs on debentures                                                  -
           Convertible subordinated debenture interest                               -
           Depreciation from unconsolidated
                subsidiary, net of tax                                               -
           Extraordinary item, early extinquishment of debt                          -
           Convertible preferred dividend                                            -
           Depreciation on sold properties                                           -
                                                           ----------------------------

      Funds from operations                                                    $ 3,454
                                                           ----------------------------

     Funds from operations per share                                            $ 0.17
                                                           ============================